                                                                    EXHIBIT 10.4

                           THIRD AMENDMENT AND WAIVER

            THIRD AMENDMENT AND WAIVER (this "Amendment"), dated as of January 12, 2000, among MJD COMMUNICATIONS, INC., a Delaware corporation (the "Borrower"), the lenders from time to time party to the Credit Agreement referred to below (the "Lenders"), BANK OF AMERICA, N.A. (f/k/a Bank of America National Trust and Savings Association, successor by merger to Bank of America, N.A., f/k/a NationsBank, N.A., successor by merger to NationsBank of Texas, N.A.), as Syndication Agent (the "Syndication Agent"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent" and together with the Syndication Agent, collectively, the "Agents"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H:

            WHEREAS, the Borrower, the Lenders and the Agents are parties to a Credit Agreement, dated as of March 30, 1998, as amended pursuant to the First Amendment thereto dated as of April 30, 1998 and the Second Amendment thereto dated as of May 14, 1999 (as hereinafter modified, amended or supplemented from time to time, the "Credit Agreement");

            WHEREAS, the Borrower has advised the Lenders that it intends to consummate an equity financing (the "Financing") pursuant to which it will raise up to approximately $148 million, of which approximately $78 million will be raised from the sale of the Borrower's equity securities to Thomas H. Lee Partners, L.P. and its affiliates and approximately $70 million will be raised from the sale of the Borrower's equity securities to affiliates of Kelso & Company ("Kelso");

            WHEREAS, the Borrower has also advised the Lenders that it desires to use up to approximately $130 million of the proceeds from the Financing to fund further expansion by its subsidiary, FairPoint Communications Corp. ("FairPoint") and to pay transaction and related fees and expenses (collectively, the "Transactions"); and

            WHEREAS, in connection with the consummation of the proposed Transactions and with respect to the other matters discussed herein, the Borrower has requested that the Lenders and the Agents (i) amend certain provisions of the Credit

Agreement and (ii) waive compliance with Sections 7.02, 7.05, 7.06 and 7.10 of the Credit Agreement on the terms and conditions contained herein;


            NOW, THEREFORE, it is agreed:

            1.    Section 6.07 of the Credit Agreement is hereby amended by:

                  (a) adding the words "except as set forth in Annex IV" after the word "Borrower" and before the words "any Subsidiary" in the thirtieth line of such Section; and

                  (b) adding the words "(other than any PBGC Form 1)" after the words "copies of any records, documents or other information required to be furnished to the PBGC" in the third sentence thereof.

            2.    Section 7.04 of the Credit Agreement is hereby amended by:

                  (a) deleting the number "2,000,000" in subsection (c) thereof and inserting the number "10,000,000" in lieu thereof; and

                  (b) deleting the number "1,000,000" in subsection (m) each time it appears in such subsection and inserting the number "$5,000,000" in lieu thereof.

            3. Section 7.05 of the Credit Agreement is hereby amended by deleting the number "30%" contained in clause (ii) of subsection (a) thereof and substituting the number "50%" in lieu thereof.

            4. Section 7.10 of the Credit Agreement is hereby amended by deleting clause (iv) contained therein and substituting the following clause
(iv) in lieu thereof:

            "(iv) so long as no Default or Event of Default exists at the time of such payment or would result therefrom, (A) advisory fees paid to Kelso and THL (or their Affiliates) during any fiscal year not to exceed the greater of (x) $1.0 million or (y) 1.5% of Consolidated EBITDA for such year and (B) the reimbursement of expenses to Kelso and THL (or their Affiliates) during any fiscal year not to exceed $250,000 in the aggregate,"

            5.    Section 9 of the Credit Agreement is hereby amended by:

                  (a) deleting the number "12,500" in the definition of "Existing Warrants" contained therein and substituting the number "12857.01" in lieu thereof;

                  (b) deleting the number "5%" contained in clause (iv) of the definition of "Permitted Acquired Debt" contained therein and substituting the number "10%" in lieu thereof;

                  (c) adding the words ", each THL Affiliate" after the words "each Kelso Affiliate" in the definition of "Permitted Holders" contained therein; and

                  (d) adding the following definitions in appropriate alphabetical order:

                  "THL" shall mean THL Equity Advisors IV, LLC.

                  "THL Affiliate" shall mean THL, each investment fund
            controlled by THL and certain parties that are related to THL that are investing in the Borrower as part of the Financing.

            6. All references in the Credit Agreement to MJD Partners, Inc. are hereby deleted.

            7. The Company is hereby permitted to reset to zero the amounts used by it under the $40,000,000 basket provided by Section 7.02(f)(i) so that such basket will be measured on an aggregate basis from the Third Amendment Effective Date (as defined below).

            8. Annex IV of the Credit Agreement is hereby amended and restated as set forth in the attached Annex IV.

            9. Effective as of the Third Amendment Effective Date, the Lenders hereby waive compliance by the Borrower with (a) the Consolidation, Merger, Sale or Purchase of Assets, etc. covenant set forth in Section 7.02 of the Credit Agreement in order to permit ST Long Distance Ltd. to transfer the capital stock of ST Long Distance, Inc. or to permit ST Long Distance, Inc. to transfer certain of its assets to FairPoint; (b) the Advances, Investments and Loans covenant set forth in Section 7.06 of the Credit

Agreement in order to permit the Borrower, following the closing of the Financing, to invest up to approximately $130 million in FairPoint, whether as a loan or through the purchase of common stock of FairPoint or otherwise; (c) the Transactions with Affiliates covenant set forth in Section 7.10 of the Credit Agreement in order to permit the Borrower to issue and sell up to approximately $70 million of its equity securities to Kelso in the Financing; and (d) the Capital Expenditures covenant set forth in Section 7.05 of the Credit Agreement for the fiscal year ended December 31, 1999.

            10. In order to induce the Lenders to enter into this Amendment, the Borrower hereby (i) makes each of the representations, warranties and agreements contained in Section 5 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Third Amendment Effective Date, both before and after giving effect to this Amendment.

            11. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

            12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

            13. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

            14. This Amendment shall become effective on the date (the "Third Amendment Effective Date") when each of the Borrower and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036 Attention: John Giambalvo (facsimile number 212-354-8113).

            15. From and after the Third Amendment Effective Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to the Credit Agreement as modified hereby.

            IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                  MJD COMMUNICATIONS, INC.


                                  By:    /s/ Timothy W. Henry
                                        --------------------------------------
                                        Name: Timothy W. Henry
                                        Title:   Vice President of Finance


                                  BANKERS TRUST COMPANY, Individually
                                       and as Administrative Agent


                                  By:    /s/ Susan L. Le Fevre
                                        --------------------------------------
                                        Name: Susan L. Le Fevre
                                        Title:   Director


                                  BANK OF AMERICA, N.A.,
                                       Individually and as Syndication Agent


                                  By:    /s/ Pamela S. Kurtzman
                                        --------------------------------------
                                        Name: Pamela S. Kurtzman
                                        Title:   Vice President


                                  COBANK, ACB


                                  By:    /s/ Rick Freeman
                                        --------------------------------------
                                        Name: Rick Freeman
                                        Title:   Vice President

                                  FIRST UNION NATIONAL BANK



                                  By:    /s/ C. Brand Hosford
                                        --------------------------------------
                                        Name: C. Brand Hosford
                                        Title:   Vice President


                                  PRIME INCOME TRUST


                                  By:    /s/ Sheila Finnerty
                                        --------------------------------------
                                        Name: Sheila Finnerty
                                        Title:   Vice President


                                  HELLER FINANCIAL, INC.


                                  By:    /s/ K. Craig Gailehugh
                                        --------------------------------------
                                        Name: K. Craig Gailehugh
                                        Title:   Vice President


                                  THE TRAVELERS INSURANCE COMPANY


                                  By:   /s/ Allen R. Cantrell
                                        --------------------------------------
                                        Name:  Allen R. Cantrell
                                        Title: Investment Officer


                                  UNION BANK OF CALIFORNIA, N.A.



                                  By:    /s/ Craig R. Cappal
                                        --------------------------------------
                                        Name: Craig R. Cappal
                                        Title:   Assistant Vice President

                                  CENTURA BANK


                                  By:    /s/ Gregory R. Greer
                                        --------------------------------------
                                        Name: Gregory R. Greer
                                        Title:   Corporate Banking Officer


                                  THE CIT GROUP/EQUIPMENT
                                    FINANCING, INC.


                                  By:   [illegible signature]
                                        --------------------------------------
                                        Name:
                                        Title:


                                  FLEET NATIONAL BANK


                                  By:    /s/ Shepard D. Rainie
                                        --------------------------------------
                                        Name: Shepard D. Rainie
                                        Title:   Managing Director


                                  DELANO COMPANY


                                  By:   _____________________________
                                        Name:
                                        Title:

                                  MEESPIERSON CAPITAL CORP.


                                  By:    /s/ Scott T. Webster Jr.
                                        --------------------------------------
                                        Name: Scott T. Webster Jr.
                                        Title:   Vice President

                                  By:   /s/ John C. Preneta
                                        --------------------------------------
                                        Name:  John C. Preneta
                                        Title: Executive Vice President


                                  SENIOR DEBT PORTFOLIO
                                      By BOSTON MANAGEMENT AND
                                      RESEARCH, as Investment Manager


                                  By:    /s/ Payson F. Swaffield
                                        --------------------------------------
                                        Name: Payson F. Swaffield
                                        Title:   Vice President


                                  OXFORD STRATEGIC INCOME FUND


                                  By:    /s/ Payson F. Swaffield
                                        --------------------------------------
                                        Name: Payson F. Swaffield
                                        Title: Vice President

                                    Annex IV


         The following plans were the only plans maintained by MJD Communications, Inc. or any of its Subsidiaries subject to Title IV of ERISA:


         1.     STE/NE Acquisition Corp. Pension Plan for Vermont
                Employees of Transferred GTE Operations (Northland). This plan was terminated in 1997 and the assets of the plan have been distributed.

         2. Chautaqua & Erie Telephone Corporation Management Pension Plan. This plan was terminated in 1997 and the assets of the plan have been distributed.

         3. Pension Plan for Employees of Chautaqua & Erie Telephone Corporation Union Pension Plan. This plan was terminated in 1997 and the assets of the plan have been distributed.

         4. Taconic Telephone Corp. Union Employee Defined Benefit Plan. Since the Closing of this Agreement, all assets have been distributed.

         5. Taconic Telephone Corp. Management Employee Defined Benefit Plan. Since the Closing of this Agreement, all assets have been distributed.

         6. Retirement Plan for Employees of the Ellensburg Telephone Company. Plan has been terminated and all assets have been distributed.

         7. Retirement Plan of Utilities Inc. and Associated Employers for Utilities, Inc. Plan is in the termination process and the assets are not fully distributed. The plan is over-funded and the excess funding may result in a reversion of plan assets. If the reversion occurs, the plan's sponsor will pay an excise tax under Section 4980 of the Code.

         8.     Retirement Plan of Utilities, Inc. and Associated
                Employers for Standish Telephone Company and China Telephone Company. Plan is in the termination process and the assets are not fully distributed. The plan is over-funded and the excess funding may result in a reversion of plan assets. If the reversion occurs, the plan's sponsor will pay an excise tax under Section 4980 of the Code.

         9. Retirement Plan of Utilities, Inc. and Associated Employers for Telephone Service Company. Plan is in the termination process and the assets are not fully distributed. The plan is over-funded and the excess funding may result in a reversion of plan assets. If the reversion occurs, the plan's sponsor will pay an excise tax under Section 4980 of the Code.


         The following outlines the retiree health benefits made available to certain employees of MJD Communications, Inc. and its Subsidiaries:

         1. Odin Telephone Exchange, Inc. has made available to retired employees and surviving spouses of retired employees the ability to purchase health care benefits at the group rate paid by the company.

         2. Chautaqua & Erie Telephone Corporation has made available to retired management employees and surviving spouses of retired management employees the ability to purchase health care benefits at the group rate paid by the company. The Company also provides that retired employees can purchase up to $20,000 of life insurance coverage.

         3. C-R Communications has made available retiree health benefits that may be purchased by retired directors.

         4. Big Sandy Telephone Inc. has made available to retired employees and surviving spouses of retired employees the ability to purchase health care benefits at the group rate paid by the company.

         5. Upon the acquisition of Northland Telephone Company of Maine and Northland Telephone Company of Vermont, ST Enterprises, Ltd. has agreed to provide reimbursements for the health benefits for employees retiring after the age of 62 up to $1,000 and $150 per year to be provided towards the cost of life insurance.

         6. Taconic Telephone Corp. has made available to retired employees and surviving spouses of retired employees the ability to purchase health care benefits at the group rate paid by the company.